                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 18, 2003

                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)

          Delaware                    0-3252                    22-1830121
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(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)

        767 Third Avenue, New York, NY                                10017
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   (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (212) 319-4657

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          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On December 18, 2003, Lexington Precision Corporation (the "Company") completed a refinancing of substantially all of its outstanding debt. In connection therewith, on December 18, 2003, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits

                           Exhibit 4.1 Indenture, dated as of December 18, 2003, between Lexington Precision Corporation and Wilmington Trust Company, as Trustee.

                           Exhibit 4.2 Registration Rights Agreement, dated as of December 18, 2003, between Lexington Precision Corporation and Purchasers listed therein.

                           Exhibit 4.3    Form of Unit.

                           Exhibit 4.4    Form of Warrant.

                           Exhibit 4.5 Form of 12% Senior Subordinated Note due August 1, 2003.

                           Exhibit 4.6 Form of 13% Junior Subordinated Note due November 1, 2009.

                           Exhibit 10.1 Exchange Agreement, dated as of December 18, 2003, between Lexington Precision Corporation and each of Michael A. Lubin and Warren Delano.

                           Exhibit 10.2 Warrant Agent Agreement, dated as of December 18, 2003, between Lexington Precision Corporation and Wilmington Trust Company, as Warrant Agent.

                           Exhibit 10.3 Amended and Restated Loan and Security Agreement, dated as of December 18, 2003, by and among Lexington Precision Corporation and Lexington Rubber Group, Inc., as borrowers, and Congress Financial Corporation, as Agent, The Cit Group/ Commercial Financing, Inc., as Co-Agent and the Lenders from time to time party thereto.

                           Exhibit 10.4 Pledge and Security Agreement, dated as of December 18, 2003, made by Lexington Precision Corporation in favor of Congress Financial
                                          Corporation, as agent.
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                           Exhibit 10.5   Amended and Restated Term Promissory
                                          Note, dated as of December 18, 2003,
                                          made by Lexington Precision
                                          Corporation in favor of Congress
                                          Financial Corporation, as agent, in
                                          the original principal amount of
                                          $4,000,000.

                           Exhibit 10.6 Amended and Restated Term Promissory Note, dated as of December 18, 2003, made by Lexington Rubber Group, Inc. in favor of Congress Financial Corporation, as agent, in the original principal amount of $9,500,000.

                           Exhibit 10.7 Loan and Security Agreement, dated December 18, 2003, by and among Lexington Precision Corporation and Lexington Rubber Group, Inc., as Borrowers, Ableco Finance LLC, as Agent, and the lenders from time to time party thereto.

                           Exhibit 10.8 Pledge and Security Agreement, dated December 18, 2003, made by Lexington Precision Corporation in favor of Ableco Finance LLC, as agent.

                           Exhibit 10.9 Payoff Agreement, dated as of December 18, 2003, by and between Nomura Special Situations Investment Trust and Lexington Precision Corporation.

                           Exhibit 99.1   Press release dated December 18, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2003                    LEXINGTON PRECISION CORPORATION

                                            By:   /s/ Warren Delano
                                                --------------------------------
                                                Warren Delano
                                                President

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                                  EXHIBIT INDEX

Exhibit
Number                            Exhibit Name                                          Location
------                            ------------                                          --------
4.1         Indenture, dated as of December 18, 2003, between Lexington
            Filed herewith Precision Corporation and Wilmington Trust
            Company, as Trustee.                                                      Filed herewith

4.2         Registration Rights Agreement, dated as of December 18, 2003, between Lexington Precision Corporation and Purchasers listed
            therein.                                                                  Filed herewith

4.3         Form of Unit.                                                             Filed herewith

4.4         Form of Warrant.                                                          Filed herewith

4.5         Form of 12% Senior Subordinated Note due August 1, 2003.                  Filed herewith

4.6         Form of 13% Junior Subordinated Note due November 1, 2009.                Filed herewith

10.1        Exchange Agreement, dated as of December 18, 2003, between
            Lexington Precision Corporation and each of Michael A. Lubin and
            Warren Delano.                                                            Filed herewith

10.2        Warrant Agent Agreement, dated as of December 18, 2003, between
            Lexington Precision Corporation and Wilmington Trust Company, as
            Warrant Agent.                                                            Filed herewith

10.3        Amended and Restated Loan and Security Agreement, dated as of
            December 18, 2003, by and among Lexington Precision Corporation and Lexington Rubber Group, Inc., as borrowers, and Congress
            Financial Corporation, as Agent, The Cit Group/ Commercial
            Financing, Inc., as Co-Agent and the Lenders from time to time
            party thereto.                                                            Filed herewith

10.4        Pledge and Security Agreement, dated as of December 18, 2003, made by Lexington Precision Corporation in favor of Congress
            Financial Corporation, as agent.                                          Filed herewith

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
10.5        Amended and Restated Term Promissory Note, dated as of December
            18, 2003, made by Lexington Precision Corporation in favor of
            Congress Financial Corporation, as agent, in the original
            principal amount of $4,000,000.                                           Filed herewith

10.6        Amended and Restated Term Promissory Note, dated as of December
            18, 2003, made by Lexington Rubber Group, Inc. in favor of
            Congress Financial Corporation, as agent, in the original
            principal amount of $9,500,000.                                           Filed herewith

10.7        Loan and Security Agreement, dated December 18, 2003, by and among Lexington Precision Corporation and Lexington Rubber
            Group, Inc., as Borrowers, Ableco Finance LLC, as Agent, and the
            lenders from time to time party thereto.                                  Filed herewith

10.8        Pledge and Security Agreement, dated December 18, 2003, made by
            Lexington Precision Corporation in favor of Ableco Finance LLC,
            as agent.                                                                 Filed herewith

10.9        Payoff Agreement, dated as of December 18, 2003, by and between
            Nomura Special Situations Investment Trust and Lexington
            Precision Corporation.                                                    Filed herewith

99.1        Press release dated December 18, 2003.                                    Filed herewith